First Quarter 2017 Earnings Presentation May 10, 2017 Exhibit 99.2

Forward-Looking Statements Certain statements in this presentation constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” “targets,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on our current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any strategic review we conduct. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in the Appendix and in more detail under the caption "Risk Factors" in our annual and quarterly reports filed with the SEC.

GAAP FINANCIALS As of As of As of As of 3/31/2017 3/31/2017 12/31/2016 12/31/2016 Balance Sheet Total Assets $ 16,200.0 $ 16,758.9 Total Liabilities 15,917.0 16,478.6 Equity 283.0 280.3 Q1 2017 Q1 2017 Q4 2016 Q4 2016 Q1 2016 Q1 2016 Income Statement Total revenues (1) $ 245.3 $ 444.1 $ 66.8 Total expenses (2) (313.7) (417.2) (343.4) Other gains (losses) 72.8 (0.1) (2.2) Income tax benefit (expense) (3) (2.5) (49.0) 106.2 Net income (loss) $ 1.9 $ (22.2) $ (172.6) Net income (loss) per share $ 0.05 $ (0.61) $ (4.85) ($ in millions, except per share amounts) (1) Revenues include fair value adjustments related to changes in valuation inputs and other assumptions, including fair value changes on reverse loans and liabilities, of ($10.7) MN for Q1 2017, $156.4 MN for Q4 2016 and ($222.6) MN for Q1 2016. (2) Expenses in Q4 2016 include goodwill and intangible assets impairment charges of ($13.2) MN. There were no goodwill or intangible assets charges in Q1 2017 or Q1 2016. (3) The Company recorded a ($38.5) MN valuation allowance to its deferred tax asset for the year ended December 31, 2016, which affects its effective tax rate for the period. Without this adjustment, the Company’s effective tax rate is approximately 38%.

GAAP net income of $1.9 MN, $0.05 per share Gain on sale of principal insurance agency of $67.7 MN ($42.0 MN or $1.14 per share after tax(1)) Adjusted Loss of $(25.4) MN after tax(1), ($0.70) per share Adjusted EBITDA of $43.3 MN Book Value per share of $7.76(2) Q1 2017 Financial Results Q1 2017 FINANCIAL RESULTS (1) Reflected net of tax using the Company's estimated effective tax rate of 38%. (2) Calculated by dividing total stockholder's equity by the total number of outstanding shares as of March 31, 2017.

3 Focus Areas 1 3 Capital Efficiency Leadership and Management Team Process Efficiency and Operational Effectiveness 2

Leadership and Management Team Leadership focus on people, process, technology and controls: Total headcount related expenses down by approximately $30 MN as compared to Q1 2016 Progress related to holistic approach for improving cost to service and cost to produce Continued focus to enhance control environment and workforce capacity management through key performance standards WIMC continues to attract industry leading talent at all levels of the Company, demonstrated by new hires in servicing, consumer operations and procurement Expansion of Ditech Academy curriculum as core development and training program for key sales and servicing positions

Capital Efficiency Continue to review potential deleveraging options with our debt restructuring advisors $3.4 BN UPB in MSR flow sales to New Residential Mortgage LLC from January 1, 2017 through April 30, 2017 Advancing analysis and developing strategies with respect to legacy assets, including non-GSE/Ginnie Mae servicing and subservicing and office locations

Servicing Activating additional capabilities of MSP and default servicing systems Improved customer satisfaction ratings through enhanced self-serve and digital customer capabilities offerings Implementation of additional default servicing capabilities and resources to help customers and reduce delinquency rates Additional resources applied to address legacy default servicing challenges Originations Established outbound consumer direct lending platform Enables more proactive pursuit of marketable customer base Technology implemented to identify and route customers eligible for refinancing Enhancing purchase money origination capability Refining methods and process to improve conversion of leads to applications and funding Reverse Improved operational processes to drive down new curtailment charges Improvement in percentage of REO sold prior to onset of appraisal-based claims Process Efficiency and Operational Effectiveness

GAAP net income impacted by: Gain on sale of principal insurance agency of $67.7 MN ($42.0 MN or $1.14 per share after tax(1)) Non-cash charges of ($10.7) MN (($6.7) MN or ($0.18) per share after tax(1)) resulting from ($7.4) MN changes in valuation inputs and other assumptions and ($3.3) MN fair value to cash adjustment for reverse loans Severance and consulting costs associated with process improvement initiatives of ($5.2 MN) (($3.2) MN or ($0.09) per share after tax(1)) Continued losses in default servicing at Ditech Q1 2017 Consolidated Results Q1 2017 RESULTS GAAP Net Income of $1.9 MN, or $0.05 per share Adjusted Loss of $(25.4) MN after tax, or ($0.70) per share AEBITDA of $43.3 MN (1) After tax amounts determined using 38% estimated effective tax rate.

Q1 2017 Servicing Results GAAP pre-tax income driven by: $67.7 MN gain on sale of principal insurance agency Non-cash charges of $(7.4) MN from changes in valuation inputs and other assumptions Adjusted Loss of $(19.6) MN includes significant charges related to the following areas of default servicing: Reserves related to foreclosure and bankruptcy practices Advance provisions Ending Q1 2017 serviced UPB of $220.2 BN representing 1.9 MN accounts RESULTS GAAP pre-tax income of $33.2 MN Adjusted Loss of ($19.6) MN AEBITDA of $30.7 MN

Q1 2017 Originations Results RESULTS Funded $5.0 BN of mortgage loans during the quarter, including $3.2 BN in the correspondent channel and $1.7 BN in the consumer channel The combined direct margin for Q1 2017 was 51 bps Recapture rate of 26% for Q1 2017; originated approximately 7,600 HARP loans GAAP pre-tax income of $10.8 MN Adjusted Earnings of $12.2 MN AEBITDA of $12.4 MN

Q1 2017 Reverse Mortgage Results RESULTS GAAP pre-tax loss driven by: ($3.3) MN fair value to cash adjustment for reverse loans ($0.7) MN of exit costs Exit from reverse mortgage origination activities and enhanced processes drove improvement in first quarter results GAAP pre-tax loss of ($5.3) MN Adjusted Loss of ($0.9) MN AEBITDA of $0.5 MN

Appendix: Supplemental Information & Reconciliations

Servicing Segment (1) Represents the realization of expected cash flows over time. (2) The quarterly portfolio disappearance rate is the weighted average of the disappearance rate for each month in such quarter. The monthly disappearance rate is the annualized exponential rate of dividing the aggregate dollar amount of contractual payments, voluntary prepayments and defaults attributable to mortgage loans in the mortgage loan servicing portfolio during such month by the sum of the unpaid principal balance of the loans in the mortgage loan servicing portfolio at the beginning of such month plus the unpaid principal balance of any mortgage loans added to such portfolio during such month. ($ in millions, except UPB (in billions)) Servicing Key Metrics Q1 2017 Q1 2017 Q4 2016 Q4 2016 Q1 2016 Q1 2016 Servicing fees $ 131.9 $ 150.9 $ 176.4 Incentive and performance fees 12.7 12.8 17.4 Ancillary and other fees 22.1 21.3 24.1 Servicing revenue and fees 166.7 185.0 217.9 Amortization of servicing rights (4.6) (8.3) (4.1) Other changes in fair value of servicing rights(1) (36.0) (48.8) (68.1) Changes in valuation inputs of servicing rights (17.5) 168.5 (258.5) Changes in fair value of servicing rights related liabilities (0.1) (0.3) 3.3 Net servicing revenue and fees $ 108.5 $ 296.1 $ (109.5) Adjusted EBITDA/average UPB 5 bps 4 bps 12 bps Adjusted Loss/average UPB (3) bps (8) bps (2) bps Serviced UPB (in billions) $ 220.2 $ 225.8 $ 255.3 Serviced units (in millions) 1.9 1.9 2.2 Average UPB serviced (in billions) $ 223.8 $ 230.8 $ 251.6 Disappearance Rate(2) 13.6% 16.8% 13.0%

Originations Segment ($ in billions) (2) Calculated on pull-through adjusted locked volume. (3) Calculated on funded volume. $ in thousands (1) Recapture rate represents the percent of voluntary UPB payoffs during the period refinanced into new loans by Ditech. This metric excludes payoffs on non-marketable portfolios, payoffs under $20K UPB, or payoffs prior to 60 days after boarding. Originations Data by Channel Consumer Lending Originations Economics Correspondent Lending Originations Economics Pull-Through Adjusted Locked Volume Q1 2017 Q1 2017 Q4 2016 Q4 2016 Q1 2016 Q1 2016 Consumer Lending $ 1.4 $ 1.8 $ 1.6 Correspondent Lending 3.5 3.1 3.0 $ 4.9 $ 4.9 $ 4.6 Funded Volume Q1 2017 Q1 2017 Q4 2016 Q4 2016 Q1 2016 Q1 2016 Consumer Lending $ 1.7 $ 1.7 $ 1.8 Correspondent Lending 3.3 3.6 3.2 $ 5.0 $ 5.3 $ 5.0 Q1 2017 Q1 2017 Q4 2016 Q4 2016 Q1 2016 Q1 2016 Recapture Rate(1) 26% 19% 26 % bps Q1 2017 Q4 2016 Q1 2016 Gain on Sale(2) 381 424 457 Fee Income(3) 15 14 46 Direct Expenses(3) (248) (267) (300) Direct Margin 148 171 203 bps Q1 2017 Q4 2016 Q1 2016 Gain on Sale(2) 62 72 56 Fee Income(3) 14 12 11 Direct Expenses(3) (44) (42) (43) Direct Margin 32 42 24 Consumer Lending Consumer Lending Correspondent Lending Correspondent Lending Total Total Funded Volume ($MNs) $ 1,676.6 $ 3,346.9 $ 5,023.5 Direct Expenses (bps) (248) (44) Direct Expenses ($MNs) $ 41.6 $ 14.7 $ 56.3 Indirect expenses(4) 12.7 Total expenses (excluding depreciation and amortization) $ 69.0 Q1 2017 Expense Detail (4) Includes support functions and corporate overhead allocations.

Reverse Mortgage Segment $ in millions (1) Representative of servicing fee for on-balance sheet residential loans serviced. (2) Cash generated by origination, purchase and securitization of HECM loans. (3) Funded volume excludes funded tail volumes.   Reverse Mortgage Key Metrics Q1 2017 Q1 2017 Q4 2016 Q4 2016 Q1 2016 Q1 2016 Interest income $ 113.3 $ 112.9 $ 110.6 Interest expense (102.4) (102.6) (103.3) Net interest margin(1) $ 10.9 $ 10.3 $ 7.3 Blended cash generated(2) 7.1 7.2 10.2 Fair value of loans and HMBS obligations (3.3) (20.0) 17.7 Fair value $ 14.7 $ (2.5) $ 35.2 Net servicing revenues and fees 7.5 9.9 6.9 Other 0.3 1.0 2.0 Total revenue $ 22.5 $ 8.4 $ 44.1 Funded volume(3) $ 44 MN $ 134 MN $ 70 MN Securitized volume $ 141 MN $ 246 MN $ 188 MN Serviced UPB (in billions) $ 20.5 $ 20.7 $ 20.4 Serviced units 116,452 119,035 121,600 ($ in millions, except UPB (in billions))

Securitized Reverse Mortgages and VIEs(1) ($ in millions) Reverse Mortgage - Securitized Portfolio Assets $ 10,213.5 Liabilities $ 10,289.5 $ (76.0) Residual Trusts Assets $ 475.9 Liabilities $ 420.2 $ 55.7 Non-Residual Trusts Assets $ 466.4 Liabilities $ 498.8 $ (32.4) Servicer and Protective Advance Financing Facilities Assets $ 626.9 Liabilities $ 543.3 $ 83.6 Ø Net fair value liability of $76.0 MN in securitized Reverse Mortgage portfolio Ø $55.7 MN of residual interest in legacy Walter Investment portfolio Ø Net fair value liability of $32.4 MN associated with mandatory clean-up call obligation in Non-Residual Trusts Ø $83.6 MN of equity in servicer advance trusts (1) Above presentation excludes impact of overall Walter tax positions and revolving credit facilities-related VIEs Net equity of $30.9 MN is embedded in securitized reverse mortgages and VIEs

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA ($ in millions) For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended March 31, 2017 March 31, 2017 March 31, 2016 March 31, 2016 Net income (loss) $ 1.9 $ (172.7) Adjustment for income tax expense (benefit) 2.5 (106.2) Income (loss) before income taxes 4.4 (278.9) Add: Interest expense 36.6 38.6 Depreciation and amortization 10.9 14.4 EBITDA 51.9 (225.9) Add/(Subtract): Gain on sale of business (67.7) — Amortization of servicing rights and other fair value adjustments 48.4 313.1 Fair value to cash adjustment for reverse loans 3.3 (17.7) Exit costs 1.9 3.9 Share-based compensation expense 0.9 0.9 Other(1) 4.6 12.8 Sub-total (8.6) 313.0 Adjusted EBITDA $ 43.3 $ 87.1 Please note that numbers may not foot due to rounding (1) Includes the net provision for the repurchase of loans sold, non-cash interest income, severance, interest income on unrestricted cash and cash equivalents, costs associated with transforming the business, gain on extinguishment of debt, the net impact of the Non-Residual Trusts, the provision for loan losses, Residual Trust cash flows, transaction and integration costs, servicing fee economics, and certain non-recurring costs.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Loss ($ in millions, except per share amounts) For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended March 31, 2017 March 31, 2017 March 31, 2016 March 31, 2016 Net income (loss) $ 1.9 $ (172.7) Adjustment for income tax expense (benefit) 2.5 (106.2) Income (loss) before income taxes 4.4 (278.9) Adjustments to income (loss) before income taxes Gain on sale of business (67.7) — Changes in fair value due to changes in valuation inputs and other assumptions 7.4 240.3 Non-cash interest expense 4.2 2.8 Fair value to cash adjustment for reverse loans 3.3 (17.7) Exit costs 1.9 3.9 Share-based compensation expense 0.9 0.9 Other(1) 4.6 9.2 Adjusted Loss(2) (41.0) (39.5) Tax benefit at effective tax rate of 38% (15.6) (15.0) Adjusted Loss after tax $ (25.4) $ (24.5) Adjusted Loss after taxes per common and common equivalent share $ (0.70) $ (0.69) Weighted-average common and common equivalent shares outstanding 36.4 35.6 (1) Includes severance, costs associated with transforming the business, gain on extinguishment of debt, the net impact of the Non-Residual Trusts, transaction and integration costs, and certain non-recurring costs. (2) We revised our method of calculating Adjusted Earnings (Loss) beginning with the Form 10-K for the fiscal year ended December 31, 2016 to eliminate adjustments for step-up depreciation and amortization, which represents depreciation and amortization costs related to the increased basis in assets (including servicing rights and subservicing contracts) acquired within business combination transactions. Prior period amounts have also been adjusted to reflect this revision. Please note that numbers may not foot due to rounding

Reconciliation of GAAP Income (Loss) Before Income Taxes to Non-GAAP Adjusted EBITDA by Segment ($ in millions) For the three months ended March 31, 2017 For the three months ended March 31, 2017 Servicing Servicing Originations Originations Reverse Mortgage Reverse Mortgage Other Other Total Consolidated Total Consolidated Income (loss) before income taxes $ 33.2 $ 10.8 $ (5.3) $ (34.3) $ 4.4 Adjustments to income (loss) before income taxes Gain on sale of business (67.7) — — — (67.7) Changes in fair value due to changes in valuation inputs and other assumptions 7.4 — — — 7.4 Non-cash interest expense 1.5 — — 2.7 4.2 Fair value to cash adjustment for reverse loans — — 3.3 — 3.3 Exit costs 0.8 0.4 0.7 (0.1) 1.9 Share-based compensation expense (benefit) 0.1 (0.2) 0.1 0.8 0.9 Other(1) 5.1 1.1 0.2 (1.7) 4.7 Total adjustments (52.7) 1.3 4.4 1.7 (45.4) Adjusted Earnings (Loss) (19.6) 12.2 (0.9) (32.6) (41.0) EBITDA adjustments Amortization of servicing rights and other fair value adjustments 40.6 — 0.4 — 41.0 Interest expense on debt — — — 32.4 32.4 Depreciation and amortization 8.9 1.0 1.1 — 10.9 Other(2) 0.8 (0.7) — (0.1) (0.1) Total adjustments 50.3 0.2 1.5 32.3 84.3 Adjusted EBITDA $ 30.7 $ 12.4 $ 0.5 $ (0.3) $ 43.3 Please note that numbers may not foot due to rounding (1) Includes severance, costs associated with transforming the business, the net impact of the Non-Residual Trusts, transaction and integration costs, and certain non-recurring costs. (2) Includes the net provision for the repurchase of loans sold, non-cash interest income, interest income on unrestricted cash and cash equivalents, the provision for loan losses, Residual Trust cash flows, servicing fee economics, and certain non-recurring costs.

Reconciliation of GAAP Income (Loss) Before Income Taxes to Non-GAAP Adjusted EBITDA by Segment ($ in millions) For the three months ended March 31, 2016 For the three months ended March 31, 2016 Servicing Servicing Originations Originations Reverse Mortgage Reverse Mortgage Other Other Total Consolidated Total Consolidated Income (loss) before income taxes $ (256.3) $ 16.4 $ 5.0 $ (44.0) $ (278.9) Adjustments to income (loss) before income taxes Changes in fair value due to changes in valuation inputs and other assumptions 240.3 — — — 240.3 Non-cash interest expense — — — 2.9 2.8 Fair value to cash adjustment for reverse loans — — (17.7) — (17.7) Exit costs 1.9 1.8 — 0.2 3.9 Share-based compensation expense (benefit) 0.8 (0.6) 0.3 0.4 0.9 Other(1) 2.5 — 1.0 5.6 9.2 Total adjustments 245.5 1.2 (16.3) 9.0 239.4 Adjusted Earnings (Loss)(2) (10.9) 17.6 (11.3) (34.9) (39.5) EBITDA adjustments Amortization of servicing rights and other fair value adjustments 72.3 — 0.5 — 72.7 Interest expense on debt 2.7 — — 33.0 35.8 Depreciation and amortization 10.8 2.3 1.3 — 14.4 Other(3) (0.3) 3.8 — 0.2 3.7 Total adjustments 85.5 6.1 1.8 33.2 126.6 Adjusted EBITDA $ 74.6 $ 23.8 $ (9.5) $ (1.7) $ 87.1 Please note that numbers may not foot due to rounding (1) Includes severance, gain on extinguishment of debt, the net impact of the Non-Residual Trusts; transaction and integration costs; and certain non-recurring costs. (2) We revised our method of calculating Adjusted Earnings (Loss) beginning with the Form 10-K for the fiscal year ended December 31, 2016 to eliminate adjustments for step-up depreciation and amortization, which represents depreciation and amortization costs related to the increased basis in assets (including servicing rights and subservicing contracts) acquired within business combination transactions. Prior period amounts have also been adjusted to reflect this revision. (3) Includes the net provision for the repurchase of loans sold, non-cash interest income, interest income on unrestricted cash and cash equivalents, the provision for loan losses, Residual Trust cash flows, servicing fee economics, and certain non-recurring costs.

Reconciliation of Funds Generated in Period to Net Change in Cash and Cash Equivalents ($ in millions) (1) Represents originated MSRs that have been capitalized upon transfer of loans. (2) Represents originations activity, including purchases and originations of residential loans held for sale, proceeds from sale and payments on residential loans held for sale, net change in master repurchase agreements associated with residential loans held for sale and total net gains on sales of loans less gain on capitalized servicing rights. (3) Represents payments for acquisitions of businesses net of cash acquired, acquisitions of servicing rights and transaction & integration costs incurred as a result. Trailing twelve months ended Trailing twelve months ended For the three months ended For the three months ended For the year ended For the year ended For the three months ended For the three months ended March 31, 2017 March 31, 2017 March 31, 2017 March 31, 2017 December 31, 2016 December 31, 2016 March 31, 2016 March 31, 2016 Adjusted EBITDA $ 279.1 $ 43.3 $ 322.9 $ 87.1 Less: Cash Interest Expense on Corporate Debt (123.3) (16.9) (123.4) (17.0) Cash Taxes/Refunds (56.3) 5.6 (61.9) — Capital Expenditures (21.7) (0.5) (32.9) (11.7) Funds Generated in Period 77.8 31.5 104.7 58.4 Investing and Financing activity and other uses of Funds Generated in Period: Investment in retained OMSRs(1) (178.6) (33.9) (197.0) (52.3) Net investment in originations activity(2) (73.6) (44.0) (13.1) 16.5 Net activity for servicing advances 91.6 81.2 (5.6) (16.0) Net investment in reverse mortgage activity (242.1) (75.1) (138.4) 28.6 Net proceeds from servicing rights related liabilities, net of payments 12.1 (1.4) 12.2 (1.3) Acquisitions, including related transaction costs(3) (7.1) (1.7) (14.3) (8.9) Proceeds from sale of business 131.1 131.1 — — Proceeds from sales of servicing rights and trading securities 310.6 29.6 281.0 — Net payments of corporate debt (46.8) (21.3) (32.0) (6.5) Other working capital (32.2) (83.4) 24.3 (26.9) Change in Cash and Cash Equivalents $ 42.8 $ 12.6 $ 21.8 $ (8.4) Cash flows provided by operating activities $ 396.0 $ 146.7 $ 452.0 $ 202.7 Cash flows provided by investing activities 1,022.9 381.1 699.8 58.0 Cash flows used in financing activities (1,376.1) (515.2) (1,130.0) (269.1) Total change in cash and cash equivalents $ 42.8 $ 12.6 $ 21.8 $ (8.4)

Use of Non-GAAP Measures and Definitions We manage our Company in three reportable segments: Servicing, Originations and Reverse Mortgage. We evaluate the performance of our business segments through the following measures: income (loss) before income taxes, Adjusted Earnings (Loss), and Adjusted EBITDA. Management considers Adjusted Earnings (Loss) and Adjusted EBITDA, both non-GAAP financial measures, to be important in the evaluation of our business segments and of the Company as a whole, as well as for allocating capital resources to our segments. Adjusted Earnings (Loss) and Adjusted EBITDA are supplemental metrics utilized by management to assess the underlying key drivers and operational performance of the continuing operations of the business. In addition, analysts, investors, and creditors may use these measures when analyzing our operating performance. Adjusted Earnings (Loss) and Adjusted EBITDA are not presentations made in accordance with GAAP and our use of these measures and terms may vary from other companies in our industry. Adjusted Earnings (Loss) is defined as income (loss) before income taxes, plus changes in fair value due to changes in valuation inputs and other assumptions; goodwill and intangible assets impairment, if any; a portion of the provision for curtailment expense, net of expected third-party recoveries, if applicable; share-based compensation expense or benefit; non-cash interest expense; exit costs; estimated settlements and costs for certain legal and regulatory matters; fair value to cash adjustments for reverse loans; and select other cash and non-cash adjustments primarily including severance; gain or loss on extinguishment of debt; the net impact of the Non-Residual Trusts; transaction and integration costs; and certain non-recurring costs, as applicable. Adjusted Earnings (Loss) excludes unrealized changes in fair value of MSR that are based on projections of expected future cash flows and prepayments. Adjusted Earnings (Loss) includes both cash and non-cash gains from mortgage loan origination activities. Non-cash gains are net of non-cash charges or reserves provided. Adjusted Earnings (Loss) includes cash generated from reverse mortgage origination activities for the period in which we were originating reverse mortgages. Adjusted Earnings (Loss) may from time to time also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors with a supplemental means of evaluating our operating performance. We revised our method of calculating Adjusted Earnings (Loss) beginning with the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 to eliminate adjustments for the step-up depreciation and amortization, which represents depreciation and amortization costs related to the increased basis in assets (including servicing rights and subservicing contracts) acquired within business combination transactions. Prior period amounts have also been adjusted to reflect this revision. Adjusted EBITDA eliminates the effects of financing, income taxes and depreciation and amortization. Adjusted EBITDA is defined as income (loss) before income taxes, plus amortization of servicing rights and other fair value adjustments; interest expense on corporate debt; depreciation and amortization; goodwill and intangible assets impairment, if any; a portion of the provision for curtailment expense, net of expected third-party recoveries, if applicable; share-based compensation expense or benefit; exit costs; estimated settlements and costs for certain legal and regulatory matters; fair value to cash adjustments for reverse loans; select other cash and non-cash adjustments primarily the net provision for the repurchase of loans sold; non-cash interest income; severance; gain or loss on extinguishment of debt; interest income on unrestricted cash and cash equivalents; the net impact of the Non-Residual Trusts; the provision for loan losses; Residual Trust cash flows; transaction and integration costs; servicing fee economics; and certain non-recurring costs, as applicable. Adjusted EBITDA includes both cash and non-cash gains from mortgage loan origination activities. Adjusted EBITDA excludes the impact of fair value option accounting on certain assets and liabilities and includes cash generated from reverse mortgage origination activities for the period in which we were originating reverse mortgages. Adjusted EBITDA may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a supplemental means of evaluating our operating performance.

Use of Non-GAAP Measures and Definitions Adjusted Earnings (Loss) and Adjusted EBITDA should not be considered as alternatives to (i) net income (loss) or any other performance measures determined in accordance with GAAP or (ii) operating cash flows determined in accordance with GAAP. Adjusted Earnings (Loss) and Adjusted EBITDA have important limitations as analytical tools, and should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP. Some of the limitations of these metrics are: Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect cash expenditures for long-term assets and other items that have been and will be incurred, future requirements for capital expenditures or contractual commitments; Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs; Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect certain tax payments that represent reductions in cash available to us; Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future; Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect non-cash compensation that is and will remain a key element of our overall long-term incentive compensation package; Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect the change in fair value due to changes in valuation inputs and other assumptions; Adjusted EBITDA does not reflect the change in fair value resulting from the realization of expected cash flows; and Adjusted EBITDA does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our servicing rights related liabilities and corporate debt, although it does reflect interest expense associated with our servicing advance liabilities, master repurchase agreements, mortgage-backed debt, and HMBS related obligations. Because of these limitations, Adjusted Earnings (Loss) and Adjusted EBITDA should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted Earnings (Loss) and Adjusted EBITDA only as supplements. Users of our financial statements are cautioned not to place undue reliance on Adjusted Earnings (Loss) and Adjusted EBITDA.

Forward-Looking Statements Certain statements in this presentation constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as "believes," "anticipates," "expects," "intends," "plans," "projects," "estimates," "assumes," "may," "should," "will," "seeks," "targets," or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on our current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any strategic review we conduct. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described below and in more detail under the caption "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2016, and in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017, and in our other filings with the SEC. In particular (but not by way of limitation), the following important factors, risks and uncertainties could affect our future results, performance and achievements and could cause actual results, performance and achievements to differ materially from those expressed in the forward-looking statements: our ability to operate our business in compliance with existing and future laws, rules, regulations and contractual commitments affecting our business, including those relating to the origination and servicing of residential loans, default servicing and foreclosure practices, the management of third-party assets and the insurance industry, and changes to, and/or more stringent enforcement of, such laws, rules, regulations and contracts; scrutiny of our industry by, and potential enforcement actions by, federal and state authorities; the substantial resources (including senior management time and attention) we devote to, and the significant compliance costs we incur in connection with, regulatory compliance and regulatory examinations and inquiries, and any consumer redress, fines, penalties or similar payments we make in connection with resolving such matters; uncertainties relating to interest curtailment obligations and any related financial and litigation exposure (including exposure relating to false claims); potential costs and uncertainties, including the effect on future revenues, associated with and arising from litigation, regulatory investigations and other legal proceedings, and uncertainties relating to the reaction of our key counterparties to the announcement of any such matters; our dependence on U.S. GSEs and agencies (especially Fannie Mae, Freddie Mac and Ginnie Mae) and their residential loan programs and our ability to maintain relationships with, and remain qualified to participate in programs sponsored by, such entities, our ability to satisfy various existing or future GSE, agency and other capital, net worth, liquidity and other financial requirements applicable to our business, and our ability to remain qualified as a GSE and agency approved seller, servicer or component servicer, including the ability to continue to comply with the GSEs’ and agencies' respective residential loan selling and servicing guides; uncertainties relating to the status and future role of GSEs and agencies, and the effects of any changes to the origination and/or servicing requirements of the GSEs, agencies or various regulatory authorities or the servicing compensation structure for mortgage servicers pursuant to programs of GSEs, agencies or various regulatory authorities; our ability to maintain our loan servicing, loan origination or collection agency licenses, or any other licenses necessary to operate our businesses, or changes to, or our ability to comply with, our licensing requirements; our ability to comply with the terms of the stipulated order resolving allegations arising from an FTC and CFPB investigation of Ditech Financial and a CFPB investigation of RMS; operational risks inherent in the mortgage servicing and mortgage originations businesses, including our ability to comply with the various contracts to which we are a party, and reputational risks; risks related to the significant amount of senior management turnover and employee reductions recently experienced by the Company; risks related to our substantial levels of indebtedness, including our ability to comply with covenants contained in our debt agreements or obtain any necessary waivers or amendments, generate sufficient cash to service such indebtedness and refinance such indebtedness on favorable terms, or at all, as well as our ability to incur substantially more debt;

Forward-Looking Statements our ability to renew advance financing facilities or warehouse facilities on favorable terms, or at all, and maintain adequate borrowing capacity under such facilities; our ability to maintain or grow our residential loan servicing or subservicing business and our mortgage loan originations business; our ability to achieve our strategic initiatives, particularly our ability to: increase the mix of our fee-for-service business, including by entering into new subservicing arrangements; improve servicing performance; successfully develop our originations capabilities in the consumer and wholesale lending channels; reduce our debt; and execute and realize planned operational improvements and efficiencies, including those relating to our non-core assets; the success of our business strategy in returning us to sustained profitability; changes in prepayment rates and delinquency rates on the loans we service or subservice; the ability of Fannie Mae, Freddie Mac and Ginnie Mae, as well as our other clients and credit owners, to transfer or otherwise terminate our servicing or subservicing rights, with or without cause; a downgrade of, or other adverse change relating to, our servicer ratings or credit ratings; our ability to collect reimbursements for servicing advances and earn and timely receive incentive payments and ancillary fees on our servicing portfolio; our ability to collect indemnification payments and enforce repurchase obligations relating to mortgage loans we purchase from our correspondent clients and our ability to collect in a timely manner indemnification payments relating to servicing rights we purchase from prior servicers; local, regional, national and global economic trends and developments in general, and local, regional and national real estate and residential mortgage market trends in particular, including the volume and pricing of home sales and uncertainty regarding the levels of mortgage originations and prepayments; uncertainty as to the volume of originations activity we will benefit from prior to, and following, the expiration of HARP, which is scheduled to occur on September 30, 2017, including uncertainty as to the number of "in-the-money" accounts we may be able to refinance and uncertainty as to what type of product or government program will be introduced, if any, to replace HARP; risks associated with the reverse mortgage business, including changes to reverse mortgage programs operated by FHA, HUD or Ginnie Mae, our ability to accurately estimate interest curtailment liabilities, our ability to fund HECM repurchase obligations, our ability to fund principal additions on our HECM loans, and our ability to securitize our HECM loans and tails; our ability to realize all anticipated benefits of past, pending or potential future acquisitions or joint venture investments; the effects of competition on our existing and potential future business, including the impact of competitors with greater financial resources and broader scopes of operation; changes in interest rates and the effectiveness of any hedge we may employ against such changes; risks and potential costs associated with technology and cybersecurity, including: the risks of technology failures and of cyber-attacks against us or our vendors; our ability to adequately respond to actual or alleged cyber-attacks; and our ability to implement adequate internal security measures and protect confidential borrower information; risks and potential costs associated with the implementation of new or more current technology, such as MSP, the use of vendors (including offshore vendors) or the transfer of our servers or other infrastructure to new data center facilities; our ability to comply with evolving and complex accounting rules, many of which involve significant judgment and assumptions; risks related to our deferred tax asset, including the risk of an "ownership change" under Section 382 of the Code, changes to existing tax rates or any additional valuation allowance;

Forward-Looking Statements uncertainties regarding impairment charges relating to our goodwill or other intangible assets; risks associated with a material weakness in our internal controls over financial reporting, including the timing and effectiveness of our remediation plan; our ability to maintain effective internal controls over financial reporting and disclosure controls and procedures; our ability to manage potential conflicts of interest relating to our relationship with WCO; and risks related to our relationship with Walter Energy and uncertainties arising from or relating to its bankruptcy filings and liquidation proceedings, including potential liability for any taxes, interest and/or penalties owed by the Walter Energy consolidated group for the full or partial tax years during which certain of the Company's former subsidiaries were a part of such consolidated group and certain other tax risks allocated to us in connection with our spin-off from Walter Energy. All of the above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors, risks and uncertainties emerge from time to time, and it is not possible for our management to predict all such factors, risks and uncertainties. Although we believe that the assumptions underlying the forward-looking statements (including those relating to our outlook) contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If we were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that we would make additional updates or corrections thereafter except as otherwise required under the federal securities laws. In addition, this presentation may contain statements of opinion or belief concerning market conditions and similar matters. In certain instances, those opinions and beliefs could be based upon general observations by members of our management, anecdotal evidence and/or our experience in the conduct of our business, without specific investigation or statistical analyses. Therefore, while such statements reflect our view of the industries and markets in which we are involved, they should not be viewed as reflecting verifiable views and such views may not be shared by all who are involved in those industries or markets.